EXHIBIT 32.1


                      ONCOLOGIX TECH, INC. AND SUBSIDIARIES


                           CERTIFICATION OF PRINCIPAL
                          EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Oncologix Tech, Inc. (the "Company") on Form 10-K for the fiscal year ended August 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Anthony Silverman, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                            /s/  Anthony Silverman
                                            -----------------------------------
                                                 Anthony Silverman
                                                 Chief Executive Officer
                                                 and President
     November 4, 2009